Exhibit 99.1

PRESS RELEASE

Contact:

Kevin S. Bauer Vice President and CFO 510-668-7100	For Release January 28, 2010

Exar Corporation Reports Fiscal 2010 Third Quarter Results

Fremont, California, January 28, 2010 – Exar Corporation (Nasdaq: EXAR), today reported financial results for its fiscal 2010 third quarter ended December 27, 2009.

Net sales for the third quarter of fiscal 2010 were $33.9 million compared to net sales of $31.6 million for the prior quarter and $26.3 million for the third quarter of fiscal 2009.

The GAAP gross margin for the third quarter of fiscal 2010 was 50.2% compared to 44.6% for the prior quarter and 40.7% in the third quarter of fiscal 2009.

On a non-GAAP basis, the gross margin for the third quarter of fiscal 2010 was 54.1% compared to 51.5% for the prior quarter and 45.3% in the third quarter of fiscal 2009.

The GAAP net loss for the third quarter of fiscal 2010 was $3.8 million, or $0.09 net loss per share, compared to a net loss of $8.2 million, or $0.19 net loss per share in the prior quarter, and a net loss of $63.8 million, or $1.49 net loss per share, for the third quarter of fiscal 2009.

On a non-GAAP basis, the net income was $0.1 million for the third quarter of fiscal 2010, compared to net loss of $2.7 million, or $0.06 net loss per share, in the previous quarter, and a net loss of $0.7 million, or $0.02 net loss per share, in the third quarter of fiscal 2009.

The Company ended the third quarter of fiscal 2010 with cash, cash equivalents and short-term marketable securities of $218.3 million.

“Revenue and gross margins continued to improve. We achieved breakeven non-GAAP net income and met our short term goal of returning to positive non-GAAP EBITDA. We expect continued improvement in both revenue and gross margins in the current quarter,” said Pete Rodriguez, the Company’s president and chief executive officer. “We released thirty-five new products in calendar 2009 and are excited about market reaction to our new products, especially Power XR. We believe these new products will continue to gain traction and increasingly contribute to the Company’s expected revenue growth.”

For the fourth quarter of fiscal 2010 ending March 28, 2010, the Company projects that net sales will be between $35 million and $37 million. The non-GAAP gross margin is expected to be between 54% and 56%. Operating expenses are expected to be between $19.5 million and $20.5 million on a non-GAAP basis.

The Company’s statements about its future financial performance or operating plans are based on current information and expectations and the Company undertakes no duty to update such statements. These statements are forward-looking and actual results could differ materially due to various risks and uncertainties, some of which are described herein.

Results Conference Call

The Company invites investors, financial analysts, and the general public to listen to its conference call discussing the Company’s financial results for the third quarter of fiscal 2010, today, Thursday, January 28, 2010 at 1:30 p.m. PST. To access the conference call, please dial (800) 230-1951 by 1:20 p.m. PST and use conference ID number 143156. In addition, a live webcast will also be available.

To access the webcast, please go to the Company’s Investor Relations Homepage at: http://www.exar.com. A replay of the call will be available starting at 5:00 p.m. PST this afternoon until 11:59 p.m. PST on February 4, 2010. To access the replay, please dial (800) 475-6701 and use conference ID number 143156.

Product Line Highlights:

Power Management

http://www.exar.com/Common/Content/News.aspx?id=5560

http://www.exar.com/Common/Content/News.aspx?id=5858

DataCom and Storage

http://www.exar.com/Common/Content/News.aspx?id=5572

http://www.exar.com/Common/Content/News.aspx?id=5570

Interface

http://www.exar.com/Common/Content/News.aspx?id=5640

http://www.exar.com/Common/Content/News.aspx?id=5638

http://www.exar.com/Common/Content/News.aspx?id=5738

Safe Harbor Statement

The Company’s statements about its future financial performance, changes in gross margins, net sales and operating expenses, resource allocation and its impact on future performance and product development initiatives, design win conversion, distribution and OEM trends, supply chain issues among others, are forward-looking statements that involve risks and uncertainties. These risks and uncertainties include global financial volatility, economic recession, and industry and market conditions, such as customer and distributor relationships; limited visibility associated with customer or distributor demand for the Company’s products; the possible loss of, or decrease in orders from, an important customer; cash balances; vendor capacity, quality or throughput constraints; successful integration of acquired businesses; possible disruption in commercial activities as a consequence of terrorist activity, natural disasters, armed conflict or health issues; successful development, market acceptance and demand for the Company’s products, including those for which the Company has achieved design wins; competitive factors, such as pricing or competing solutions; customer ordering patterns; accounting considerations related to impairment analyses or acquisition related issues; the level of inventories maintained at the Company’s OEMs and distributors; and the Company’s successful execution of internal performance plans, as well as the other risks detailed from time to time in the Company’s SEC reports, including the Annual Report on Form 10-K for the year ended March 29, 2009 and the Quarterly Reports on Form 10-Q for the periods ended June 28, 2009 and September 27, 2009.

Generally Accepted Accounting Principles

The Company reports its financial results in accordance with GAAP. Additionally, the Company supplements reported GAAP financials with non-GAAP measures which are included in related press releases and reports furnished to the SEC, copies of which are available at the Company’s website: http://www.exar.com or the SEC’s website at: http://www.sec.gov. For the periods presented, we are disclosing non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP selling, general and administrative expenses, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share, which are adjusted to exclude from our GAAP results all stock-based compensation expense, amortization of acquired intangible assets, fair value adjustment of acquired inventories, acquisition-related costs, separation costs of executive officers, acceleration of depreciation on abandoned equipment, goodwill and other intangible asset impairment, impairment charges on investments, and income tax effects. These non-GAAP measures are presented in part to enhance the understanding of the Company’s historical financial performance and comparability between reporting periods. The Company believes the non-GAAP presentation, when shown in conjunction with the corresponding GAAP measures, provide relevant and useful information to analysts, investors, management and other interested parties following the semiconductor industry. For its internal purposes, the Company uses the foregoing non-GAAP measures to evaluate performance across reporting periods, determine certain employee benefits as well as plan for and forecast the Company’s future periods. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

About Exar

Exar Corporation delivers highly differentiated silicon, software and subsystem solutions for industrial, consumer, and enterprise applications. For nearly 40 years, Exar’s comprehensive knowledge of end-user markets along with the underlying analog/mixed signal and digital technologies has enabled innovative solutions that meet the needs of the evolving connected world. Exar’s technology portfolio includes solutions for power management, serial interfaces, packet-based and TDM wireline communications, enterprise storage optimization, and data security. Exar has locations worldwide providing real-time customer support to drive rapid product development. For more information about Exar, visit: www.exar.com

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EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

(Unaudited)

	DECEMBER 27, 2009	MARCH 29, 2009
ASSETS
Current assets:
Cash and cash equivalents	$22,166	$89,002
Short-term marketable securities	196,090	167,341
Accounts receivable (net of allowances of $567 and $572)	13,164	7,452
Accounts receivable, related party (net of allowances of $492 and $736)	4,472	1,796
Inventories	13,623	15,678
Other current assets	4,975	3,274
Deferred income taxes, net	289	62

Total current assets	254,779	284,605
Property, plant and equipment, net	43,858	42,549
Goodwill	2,621	—
Intangible assets, net	24,917	7,359
Other non-current assets	4,851	1,876

Total assets	$331,026	$336,389

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,198	$5,391
Accrued compensation and related benefits	5,533	4,773
Deferred income and allowances on sales to distributors	3,742	3,208
Deferred income and allowances on sales to distributors, related party	9,353	7,040
Other accrued expenses	9,849	7,014

Total current liabilities	36,675	27,426
Long-term lease financing obligations	14,527	15,633
Other non-current obligations	3,977	1,236

Total liabilities	55,179	44,295

Total stockholders’ equity
Preferred stock, $.0001 par value; 2,250,000 shares authorized; no shares outstanding	—	—
Common stock, $.0001 par value; 100,000,000 shares authorized; 43,794,381 and 43,036,271 shares issued and outstanding at December 27, 2009 and March 29, 2009, respectively (net of treasury shares)	4	4
Additional paid-in capital	718,651	710,787
Accumulated other comprehensive income	1,491	802
Treasury stock at cost, 19,924,369 shares at December 27, 2009 and March 29, 2009	(248,983)	(248,983)
Accumulated deficit	(195,316)	(170,516)

Total stockholders’ equity	275,847	292,094

Total liabilities and stockholders’ equity	$331,026	$336,389

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	DECEMBER 27, 2009	SEPTEMBER 27, 2009	DECEMBER 28, 2008	DECEMBER 27, 2009	DECEMBER 28, 2008
Net sales	$24,458	$23,118	$17,201	$70,686	$58,953
Net sales, related party	9,473	8,470	9,104	25,695	32,311

Total net sales	33,931	31,588	26,305	96,381	91,264

Cost of sales:
Cost of sales	11,273	11,843	10,821	36,005	33,339
Cost of sales, related party	4,505	4,088	3,998	12,381	15,053
Amortization of purchased intangible assets	1,108	1,567	782	4,015	2,693

Total cost of sales	16,886	17,498	15,601	52,401	51,085

Gross profit	17,045	14,090	10,704	43,980	40,179

Operating expenses:
Research and development	11,674	12,288	8,092	36,256	24,317
Goodwill and other intangible asset impairment	—	—	59,676	—	59,676
Selling, general and administrative	10,688	11,375	9,099	37,175	30,146

Total operating expenses	22,362	23,663	76,867	73,431	114,139
Loss from operations	(5,317)	(9,573)	(66,163)	(29,451)	(73,960)

Other income and expense, net:
Interest income and other, net	1,835	1,700	2,570	5,289	7,775
Interest expense	(323)	(326)	(266)	(973)	(927)
Impairment charges on investments	—	(245)	(34)	(317)	(1,488)

Total other income and expense, net	1,512	1,129	2,270	3,999	5,360

Loss before income taxes	(3,805)	(8,444)	(63,893)	(25,452)	(68,600)
Benefit from income taxes	(43)	(281)	(70)	(652)	(129)

Net loss	$(3,762)	$(8,163)	$(63,823)	$(24,800)	$(68,471)

Loss per share:
Basic loss per share	$(0.09)	$(0.19)	$(1.49)	$(0.57)	$(1.60)

Diluted loss per share	$(0.09)	$(0.19)	$(1.49)	$(0.57)	$(1.60)

Shares used in the computation of loss per share:
Basic	43,648	43,550	42,889	43,504	42,866

Diluted	43,648	43,550	42,889	43,504	42,866

Note: Certain amounts previously reported above have been reclassified to conform to the current periods’ presentation.

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	DECEMBER 27, 2009	SEPTEMBER 27, 2009	DECEMBER 28, 2008	DECEMBER 27, 2009	DECEMBER 28, 2008
GAAP gross margin	50.2%	44.6%	40.7%	45.6%	44.0%
Stock-based compensation	0.3%	0.5%	0.5%	0.4%	0.5%
Amortization of acquired intangible assets	3.3%	5.0%	3.0%	4.2%	3.0%
Fair value adjustment of acquired inventories	0.3%	1.4%	—	2.4%	—
Acquisition-related costs	—	0.1%	—	—	0.1%
Acceleration of depreciation on abandoned equipment	—	—	1.1%	—	0.3%

Non-GAAP gross margin	54.1%	51.5%	45.3%	52.6%	48.0%

GAAP research and development expenses	$11,674	$12,288	$8,092	$36,256	$24,317
Stock-based compensation	467	748	392	1,701	1,231
Amortization of acquired intangible assets	635	635	200	1,858	726
Acquisition-related costs	128	192	—	877	—
Acceleration of depreciation on abandoned equipment	—	—	437	—	437

Non-GAAP research and development expenses	$10,444	$10,713	$7,063	$31,820	$21,923

GAAP selling, general and administrative expenses	$10,688	$11,375	$9,099	$37,175	$30,146
Stock-based compensation	751	767	768	2,225	2,012
Amortization of acquired intangible assets	178	179	122	499	446
Acquisition-related costs	297	620	—	4,843	541
Separation costs of executive officers	—	—	—	162	—
Acceleration of depreciation on abandoned equipment	—	—	437	—	437

Non-GAAP selling, general and administrative expenses	$9,462	$9,809	$7,772	$29,446	$26,710

GAAP operating expenses	$22,362	$23,663	$76,867	$73,431	$114,139
Stock-based compensation	1,218	1,515	1,160	3,926	3,243
Amortization of acquired intangible assets	813	814	322	2,357	1,172
Acquisition-related costs	425	812	—	5,720	541
Separation costs of executive officers	—	—	—	162	—
Acceleration of depreciation on abandoned equipment	—	—	874	—	874
Goodwill and other intangible asset impairment	—	—	59,676	—	59,676

Non-GAAP operating expenses	$19,906	$20,522	$14,835	$61,266	$48,633

GAAP operating loss	$(5,317)	$(9,573)	$(66,163)	$(29,451)	$(73,960)
Stock-based compensation	1,335	1,666	1,278	4,310	3,727
Amortization of acquired intangible assets	1,921	2,381	1,105	6,372	3,865
Fair value adjustment of acquired inventories	92	447	—	2,326	—
Acquisition-related costs	425	830	—	5,744	656
Separation costs of executive officers	—	—	—	162	—
Acceleration of depreciation on abandoned equipment	—	—	1,174	—	1,174
Goodwill and other intangible asset impairment	—	—	59,676	—	59,676

Non-GAAP operating loss	$(1,544)	$(4,249)	$(2,930)	$(10,537)	$(4,862)

GAAP net loss	$(3,762)	$(8,163)	$(63,823)	$(24,800)	$(68,471)
Stock-based compensation	1,335	1,666	1,278	4,310	3,727
Amortization of acquired intangible assets	1,921	2,381	1,105	6,372	3,865
Fair value adjustment of acquired inventories	92	447	—	2,326	—
Acquisition-related costs	425	830	—	5,744	656
Separation costs of executive officers	—	—	—	162	—
Acceleration of depreciation on abandoned equipment	—	—	1,174	—	1,174
Goodwill and other intangible asset impairment	—	—	59,676	—	59,676
Impairment charges on investments	—	245	34	317	1,488
Income tax effects	107	(136)	(103)	(181)	(122)

Non-GAAP net income (loss)	$118	$(2,730)	$(659)	$(5,750)	$1,993

GAAP loss per share	$(0.09)	$(0.19)	$(1.49)	$(0.57)	$(1.60)
Stock-based compensation	0.03	0.04	0.03	0.10	0.09
Amortization of acquired intangible assets	0.04	0.05	0.03	0.15	0.09
Fair value adjustment of acquired inventories	—	0.01	—	0.05	—
Acquisition-related costs	0.01	0.02	—	0.13	0.02
Separation costs of executive officers	—	—	—	0.00	—
Acceleration of depreciation on abandoned equipment	—	—	0.03	—	0.03
Goodwill and other intangible asset impairment	—	—	1.39	—	1.39
Impairment charges on investments	—	0.01	0.00	0.01	0.03

Non-GAAP diluted earnings (loss) per share	$0.00	$(0.06)	$(0.02)	$(0.13)	$0.05

Shares used in earnings (loss) per share — GAAP	43,648	43,550	42,889	43,504	42,866
The effect of dilutive potential common shares due to reporting Non-GAAP net income	314	—	—	—	—
The effect of removing stock-based compensation expense under SFAS 123R for Non-GAAP presentation purpose	(109)	—	—	—	—

Shares used in diluted earnings per share — Non-GAAP	43,853	43,550	42,889	43,504	42,866

Notes: Certain amounts may not total due to rounding.

Certain amounts previously reported above have been reclassified to conform to the current periods’ presentation.